GUARANTEE

     THIS GUARANTEE (this "Guaranty") is made as of May 25, 2004 by Innovo Group Inc., a Delaware corporation with offices at 5804 East Slauson Avenue, Commerce, California 90040 (the "Guarantor") to and in favor of Blondie Rockwell, Inc., a Pennsylvania corporation, with offices c/o Erving Wonder/Sanctuary, 9255 Sunset Blvd., Suite 200, Los Angeles, CA 90069 (the "Blondie"). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Settlement Agreement (as defined below).


                         WITNESSETH

      WHEREAS, Blondie and Innovo Azteca Apparel, Inc., a California corporation ( "IAA") are entering into that certain Settlement Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Settlement Agreement"); and

      WHEREAS, it is a condition to the closing of the transactions contemplated in the Settlement Agreement that Guarantor shall have executed and delivered this Guaranty to Blondie;

     WHEREAS,   Guarantor  is  affiliated   with   IAA   and
acknowledges   that  the  transactions   provided   by   the
Settlement Agreement and resulting in IAA's Liabilities are in the best interests of Guarantor.


      NOW THEREFORE, in consideration of the premises, the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

      1. Guarantor hereby unconditionally and irrevocably, guarantees to Blondie the payment in full (and not merely the collection of) and performance of all IAA's Liabilities (as defined below). For all purposes of this Guaranty, "IAA's Liabilities" means IAA's prompt payment in full, when due or declared due and at all such times, of all payments due and payable by IAA or which may arise from time to time pursuant to and in accordance with the terms of (a) Sections 1, 5.2, 12 and 13 of the Settlement Agreement and (b) IAA's obligation to indemnify Blondie pursuant to Section 23 of the Settlement Agreement, but only for Blondie's liabilities to third parties (other than wholly owned affiliates of Blondie).

      2. The obligations of Guarantor under this Guaranty shall be absolute and unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Settlement Agreement or any provision therein or any other circumstances which might otherwise constitute a legal or

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equitable discharge of a surety of Guarantor.  This Guaranty and the obligations of the Guarantors hereunder shall not be affected, impaired or released by reason of bankruptcy or insolvency of IAA or any of its affiliates or any affiliate of Guarantor.

      3. The liability of the Guarantor hereunder shall in no way be affected by (a) the release or discharge of IAA in any creditors' receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of IAA or the estate of IAA in bankruptcy, or of any remedy for the enforcement of IAA's said liability under the Settlement Agreement, resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision in any court; (c) the rejection or disaffirmance of the Settlement Agreement in any such proceedings; (d) except as expressly provided herein, the assignment or transfer of the Settlement Agreement by IAA; (e) any disability or other defense of IAA, or (f) the cessation from any cause whatsoever of the liability of IAA.

      4. Notwithstanding anything to the contrary herein, the liability of Guarantor under this Guaranty shall be primary, direct and immediate, and not conditional or contingent upon pursuit by Blondie of any remedies it may have against IAA and/or any other party, with respect to the Guaranty or the Settlement Agreement, whether pursuant to the terms thereof, by law or pursuant to any other security agreement or guaranty. Without limiting the generality of the foregoing, Blondie shall not be required to make any demand on IAA, and/or any other party, or otherwise pursue or exhaust its remedies against IAA, before, simultaneously with or after enforcing its rights and remedies hereunder against Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action or proceeding, if any, brought against IAA, and/or any other party, or in separate actions, as often as Blondie, in its sole direction, may deem advisable.

     5. Guarantor hereby expressly waives: (i) presentment and demand for payment and protest of nonpayment; (ii) notices of acceptance of this Guaranty and of presentment, demand and protest; (iii) except as otherwise expressly provided herein notice of any default hereunder or under the Settlement Agreement, and of all indulgences under any of them; (iv) demand for observance, performance or enforcement of any terms and provisions of this Guaranty or the Settlement Agreement; and (v) all other notices and demands otherwise required by law which Guarantor may lawfully waive. Guarantor also waives, but only if and to the extent that Guarantor may lawfully do so, trial by jury in any action brought on or with respect to this Guaranty. In the event that an attempt shall be made to enforce this Guaranty by suit or otherwise, the non-prevailing party shall reimburse the prevailing party, upon demand, for all expenses incurred in connection therewith, including,
without   limitation,   reasonable   attorney's   fees   and
disbursements.

      6. The undersigned agrees to pay, or cause to be paid, any and all of the aforesaid amounts strictly in accordance with the provisions of this Guaranty and the Settlement Agreement, regardless of any law, regulation or decree now or hereafter in effect which might in any manner

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affect  any  such  provision or  any  rights  thereunder  of
Blondie, or cause or permit to be invoked any alteration of time, amount, currency or manner of payment of any and all obligations to pay money hereby guaranteed.

     7. If Guarantor shall advance any sums to Blondie, or if Blondie shall be or shall hereafter become indebted to Guarantor, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to Blondie under this Guaranty and the Settlement
Agreement and as such amounts become due and payable. Nothing herein contained shall be construed to give Guarantor any right of subrogation in and to Blondie's rights under or interest in the Settlement Agreement.

      8. No delay on the part of Blondie in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of Blondie to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing, nor shall any such waiver be applicable except in the specific instance for which given.

     9. Guarantor hereby represents and warrants that (a) Guarantor has power to enter into and perform this Guaranty;
(b) neither this Guaranty, the execution, delivery and performance hereof, the performance of the agreements herein contained nor the consummation of the transactions herein contemplated will violate any statute, ordinance, regulation, court order or decree or order or decree of any other governmental authority or agency or any other agreement or instrument to which Guarantor is subject, and
(c) this Guaranty constitutes a valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

     10. The Guarantor hereby consents to submit to the jurisdiction of the court located in the State of New York, County of New York for the adjudication of any dispute, and further agrees that any process of such Court in connection with adjudication of such dispute may be served by registered or certified mail upon the Guarantor and that such service shall be of the same force and effect as if such process had been personally served upon the Guarantor.

      11. All notices to be given hereunder shall be deemed sufficiently served for all purposes hereunder if sent to the respective parties, at their respective addresses provided for herein, by personal delivery, overnight mail or by certified mail return receipt requested.

     12. This Guaranty shall inure to the benefit of and be enforceable by Blondie and its successors and assigns and shall be binding upon, and enforceable against, Guarantor, its successors and permitted assigns. Guarantor shall not have the right to assign this Guaranty in any manner without the prior written consent of Blondie.

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      13.  This Guaranty shall be governed and construed  in
accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.


     14. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument. Facsimile copies of counterpart signature pages shall be deemed original counterpart pages for all purposes hereunder.

     [remainder of page intentionally left blank, signature page to follow]

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      IN  WITNESS WHEREOF, Guarantor has duly executed  this
Guaranty as of the day and year first above written.



                              GUARANTOR:

                              INNOVO GROUP INC.


                               By: /s/ Samuel J. Furrow, Jr.
                                  --------------------------
                                 Name:  Samuel J. Furrow, Jr.
                                 Title: CEO




                              BLONDIE:

                              BLONDIE ROCKWELL, INC.


                               By: /s/ Troy Carter
                                  ----------------
                                   Name: Troy Carter
                                   Title: Authorized Signatory

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